FIRST SUPPLEMENTAL INDENTURE


     FIRST SUPPLEMENTAL INDENTURE, dated as of September 30, 2002, between TEREX CORPORATION, a Delaware corporation (the "Company"), and BANK OF NEW YORK (AS SUCCESSOR TRUSTEE TO UNITED STATES TRUST COMPANY OF NEW YORK), a New York corporation, as trustee (the "Trustee").

     WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex Aerials, Inc.,
Terex-Ro Corporation, Terex Mining Equipment, Inc., The American Crane Corporation and CMI Corporation, as guarantors (collectively, the "Original Guarantors"), and the Trustee are parties to an Indenture, dated as of December 17, 2001, (the "Indenture") providing for the issuance of the Company's 9-1/4% Senior Subordinated Notes due 2011 (the "Notes");

     WHEREAS, the Company has acquired all of the outstanding capital stock of CMI Dakota Company, CMIOIL Corporation, Product Support, Inc., Schaeff, Inc., Fuchs Terex, Inc., Telelect Southeast Distribution, Inc. (f/k/a EPAC Holdings, Inc.), Utility Equipment, Inc., Terex Advance Mixer, Inc., Terex Utilities, Inc., Genie Holdings, Inc., Genie Access Services, Inc., Genie Industries, Inc., Genie Financial Services, Inc., GFS National, Inc., Genie Manufacturing, Inc., Genie USA Trading, Inc., Genie International, Inc., Lease Servicing & Funding Corp., GFS Commercial LLC, Genie Portfolio Management, LLC, Genie Lease Management LLC and Go Credit Corporation (collectively referred to as the "New Guarantors" and individually as a "New Guarantor");

     WHEREAS, pursuant to the terms of the Indenture, the New Guarantors have become Restricted Subsidiaries organized under the laws of the United States and, as such, the Company is required to cause the New Guarantors to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee desire to amend the Indenture to add the New Guarantors as a Subsidiary Guarantor under the Indenture.

     NOW, THEREFORE, the Company, the Subsidiary Guarantors, the New Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                    ARTICLE 1

                           AMENDMENT TO THE INDENTURE

     Section 1.01. Each New Guarantor shall hereby become a Subsidiary Guarantor under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. Each New Guarantor agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                    ARTICLE 2

                                  MISCELLANEOUS

     Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

     Section 2.02. All terms used in this First Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this First Supplemental Indenture otherwise requires.

     Section 2.03. This First Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

     Section 2.04. This First Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

     Section 2.05. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

     Section 2.06. The recitals contained in this First Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.

                                   TEREX CORPORATION
                                   By:__________________________
                                      Name:   Eric I Cohen
ATTEST:                               Title:  Senior Vice President

--------------------
Jeffrey A. Gershowitz
Assistant Secretary
                                   BANK OF NEW YORK, as Trustee


                                   By_________________________
                                   Name:
ATTEST:                            Title:

---------------------

(Signature Page to First Supplemental Indenture)



         SUBSIDIARY GUARANTORS:


                                       KOEHRING CRANES, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       PAYHAULER CORP.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       PPM CRANES, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       TEREX CRANES, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       TEREX MINING EQUIPMENT, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President

(Signature Page to First Supplemental Indenture)




                                       TEREX-RO CORPORATION


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       TEREX-TELELECT, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       THE AMERICAN CRANE CORPORATION


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       O&K ORENSTEIN & KOPPEL, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       AMIDA INDUSTRIES, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President

(Signature Page to First Supplemental Indenture)



                                       CEDARAPIDS, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       STANDARD HAVENS, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Senior Vice President


                                       STANDARD HAVENS PRODUCTS, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       BL-PEGSON (USA), INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       BENFORD AMERICA, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President

(Signature Page to First Supplemental Indenture)



                                       COLEMAN ENGINEERING, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       EARTHKING, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Secretary


                                       FINLAY HYDRASCREEN USA, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       POWERSCREEN HOLDINGS USA, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       POWERSCREEN INTERNATIONAL LLC
                                       by Powerscreen North America, Inc.,
                                       its Managing Member


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President

(Signature Page to First Supplemental Indenture)



                                       POWERSCREEN NORTH AMERICA, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       POWERSCREEN USA, LLC
                                       by Powerscreen Holding USA Inc.,
                                       its Managing Member


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       ROYER INDUSTRIES, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Secretary


                                       TEREX BARTELL, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       CMI TEREX CORPORATION


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       CMIOIL CORPORATION


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President

(Signature Page to First Supplemental Indenture)

                                       PRODUCT SUPPORT, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       SCHAEFF, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       FUCHS TEREX, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       TELELECT SOUTHEAST DISTRIBUTION, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       UTILITY EQUIPMENT, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       TEREX ADVANCE MIXER, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       TEREX UTILITIES, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President

(Signature Page to First Supplemental Indenture)


                                       GENIE HOLDINGS, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       GENIE ACCESS SERVICES, INC.


                                       By:___________________________
                                                    Name: Eric I Cohen
                                                 Title: Vice President


                                       GENIE INDUSTRIES, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       GENIE FINANCIAL SERVICES, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       GFS NATIONAL, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       GENIE MANUFACTURING, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       GENIE USA TRADING, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President

(Signature Page to First Supplemental Indenture)


                                       GENIE INTERNATIONAL, INC.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       LEASE SERVICING & FUNDING CORP.


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       GFS COMMERCIAL LLC
                                       by GFS National, Inc.,
                                       its Managing Member


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       GO CREDIT CORPORATION


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President


                                       CMI DAKOTA COMPANY


                                       By:___________________________
                                       Name: Eric I Cohen
                                       Title: Vice President

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                               TEREX CORPORATION

                                  $300,000,000

                   10-3/8% Senior Subordinated Notes due 2011

                       ---------------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                         Dated as of September 30, 2002

                        --------------------------------

                  THE BANK OF NEW YORK AS SUCCESSOR TRUSTEE TO
                    UNITED STATES TRUST COMPANY OF NEW YORK




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